UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    August 10, 2011

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
GE Commercial Distribution Finance Corporation

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware

(State or Other Jurisdiction of Incorporation

333-115582
333-115582-03
333-130782
333-158937-01
333-158937	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Issuance of Series 2011-1 Notes

On August 10, 2011, GE Dealer Floorplan Master Note Trust (the “Trust”) issued $400,000,000 of Series 2011-1 Class A Asset Backed Notes (the “Class A Notes”), $8,421,100 of Series 2011-1 Class B Asset Backed Notes (the “Class B Notes”) and $12,631,600 of Series 2011-1 Class C Asset Backed Notes (the “Class C Notes”), described in a Prospectus Supplement dated August 3, 2011 to a Prospectus dated August 2, 2011.

Use of Proceeds — Series 2011-1

The public offering of the Class A Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-158937) filed with the Securities and Exchange Commission on May 1, 2009 (as amended by pre-effective amendment no. 1 on September 2, 2009 and pre-effective amendment no. 2 on April 1, 2010) and declared effective on May 21, 2010.

The public offering of the Class A Notes terminated on August 10, 2011 upon the sale of all of the Class A Notes. An affiliate of the depositor purchased all of the Class B Notes and the Class C Notes. No underwriting discount was paid to the underwriters with respect to the Class B Notes and the Class C Notes purchased by such affiliate. The underwriters of the Class A Notes were Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBS Securities Inc. and Loop Capital Markets, LLC.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes with respect to underwriting commissions and discounts was $1,040,000 for the Class A Notes. After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes are $398,960,000. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $750,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $398,210,000. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to CDF Funding, Inc., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase dealer floorplan receivables from GE Commercial Distribution Finance Corporation, General Electric Capital Corporation, Brunswick Acceptance Company, LLC and Polaris Acceptance, each an affiliate of CDF Funding, Inc. In addition, CDF Funding, Inc. may also use the net proceeds for general corporate purposes, including the payment of those proceeds to its shareholder, which is General Electric Capital Corporation.  General Electric Capital Corporation may use the proceeds it receives to repay intercompany debt and for other general corporate purposes.  Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Form 8-K (Post-Closing)

Exhibit No.	Document Description
4.1	Series 2011-1 Indenture Supplement, dated as of August 10, 2011 (“Series 2011-1 Supplement”), between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee.

Form 8-K (Post-Closing)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)

Dated: August 11, 2011	By:	/s/ John E. Peak
	Name:	John E. Peak
	Title:	Vice President

Form 8-K (Post-Closing)